POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Wayne R. Ebersberger, Director of Federal Life Insurance Company, hereby constitute and appoint William S. Austin and Anders Raaum, each of them with power to act without the other, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form N-4 filed for the Individual Variable Deferred Annuity Contracts by Federal Life Variable Annuity Account-A and any or all amendments (including, without limitation, pre-effective and post-effective amendments), and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of August, 2019.

/s/ Wayne R. Ebersberger

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Craig A. Huff, Director of Federal Life Insurance Company, hereby constitute and appoint William S. Austin and Anders Raaum, each of them with power to act without the other, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form N-4 filed for the Individual Variable Deferred Annuity Contracts by Federal Life Variable Annuity Account-A and any or all amendments (including, without limitation, pre-effective and post-effective amendments), and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of August, 2019.

/s/ Craig A. Huff

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Joseph D. Austin, Director and Executive Chairman of Federal Life Insurance Company, hereby constitute and appoint William S. Austin and Anders Raaum, each of them with power to act without the other, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form N-4 filed for the Individual Variable Deferred Annuity Contracts by Federal Life Variable Annuity Account-A and any or all amendments (including, without limitation, pre-effective and post-effective amendments), and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of August, 2019.

/s/ Joseph D. Austin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Michael Austin, Director, Executive Vice President and Chief Marketing Officer of Federal Life Insurance Company, hereby constitute and appoint William S. Austin and Anders Raaum, each of them with power to act without the other, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form N-4 filed for the Individual Variable Deferred Annuity Contracts by Federal Life Variable Annuity Account-A and any or all amendments (including, without limitation, pre-effective and post-effective amendments), and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of August, 2019.

/s/ Michael Austin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Matthew T. Popoli, Director of Federal Life Insurance Company, hereby constitute and appoint William S. Austin and Anders Raaum, each of them with power to act without the other, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form N-4 filed for the Individual Variable Deferred Annuity Contracts by Federal Life Variable Annuity Account-A and any or all amendments (including, without limitation, pre-effective and post-effective amendments), and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of August, 2019.

/s/ Matthew T. Popoli

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Anders Raaum, Chief Financial Officer of Federal Life Insurance Company, hereby constitute and appoint William S. Austin and Anders Raaum, each of them with power to act without the other, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form N-4 filed for the Individual Variable Deferred Annuity Contracts by Federal Life Variable Annuity Account-A and any or all amendments (including, without limitation, pre-effective and post-effective amendments), and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of August, 2019.

/s/ Anders Raaum

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, William H. Springer, Director of Federal Life Insurance Company, hereby constitute and appoint William S. Austin and Anders Raaum, each of them with power to act without the other, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form N-4 filed for the Individual Variable Deferred Annuity Contracts by Federal Life Variable Annuity Account-A and any or all amendments (including, without limitation, pre-effective and post-effective amendments), and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of August, 2019.

/s/ William H. Springer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, James H. Stacke, Director of Federal Life Insurance Company, hereby constitute and appoint William S. Austin and Anders Raaum, each of them with power to act without the other, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form N-4 filed for the Individual Variable Deferred Annuity Contracts by Federal Life Variable Annuity Account-A and any or all amendments (including, without limitation, pre-effective and post-effective amendments), and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of August, 2019.

/s/ James H. Stacke

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, William S. Austin, Director, President and Chief Executive Officer of Federal Life Insurance Company, hereby constitute and appoint William S. Austin and Anders Raaum, each of them with power to act without the other, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign the Registration Statement on Form N-4 filed for the Individual Variable Deferred Annuity Contracts by Federal Life Variable Annuity Account-A and any or all amendments (including, without limitation, pre-effective and post-effective amendments), and to file the same, or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that any said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of August, 2019.

/s/ William S. Austin